UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2020

TECHCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	06-1701678
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1600 E Florida Ave, Ste 214, Hemet, CA 92544-8648

(Address of principal executive offices)

+ 852 29803711

(Issuer’s telephone number)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On September 29, 2020, TechCom, Inc. (the “Company”), issued 3,000,000 shares of common stock to Global Asset Trustee (Malaysia) Berhad for $8,700 and 3,000,000 shares of common stock to Eurasia Trust A.G. for $8,700.

The issuance of 6,000,000 new shares of common stock of the Company to Global Asset Trustee (Malaysia) Berhad and Eurasia Trust A.G. was exempt from registration under Section 4(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(2) of the Securities Act. Neither the Company nor anyone acting on the Company’s behalf offered or sold these shares by any form of general solicitation or general advertising.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechCom, Inc.

Dated: October 8, 2020

By: /s/ Seng Yeap Kok

Seng Yeap Kok

Chief Executive Officer

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